MONTEAGLE FUNDS

on behalf of its separate series

THE TEXAS FUND

Supplement dated May 8, 2017

to the Prospectus dated December 21, 2016

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This Supplement to the Prospectus (the “Prospectus”) for The Texas Fund (the “Fund”), a series of the Monteagle Funds (the “Trust”), updates the Prospectus for the Fund dated December 21, 2016 to amend certain information as described below.

1.

The Section entitled “Investment Advisor and Sub-Adviser – Portfolio Managers”

●

Jody Team, President, and Chief Executive Officer of the Sub-Adviser, has managed the Fund since its inception. Jody Team is the lead portfolio manager of the Fund.

●

Scott Haynes, Senior Advisor of the Sub-Adviser, has managed the Fund since its inception.

2.

The section entitled “Management - Sub-Adviser / Portfolio Managers”

The Adviser has the ultimate responsibility (subject to oversight by the Board) to oversee the Fund’s Sub-Adviser and recommend its hiring, termination and replacement. The Adviser has entered into an investment sub-advisory agreement with J. Team Financial, Inc. d/b/a Team Financial Strategies (“Team”), under which Team serves as the Fund’s Sub-Adviser. The Adviser has retained Team to render advisory services and make daily investment decisions for the Fund. The day-to-day management of the Fund is performed by portfolio managers employed by Team. Team is registered as an investment adviser under the Investment Advisers Act of 1940. Information regarding Team and its portfolio managers’ business experience and educational background follow:

Team Financial Strategies (“Team”) whose principal executive offices are located at 1174 N. 3rd St., Abilene, TX 79601, manages the portfolio of the Fund and has since its inception. As of August 31, 2016, Team manages over $70 million in total assets for institutions and high net worth individuals and invests in high quality domestic securities, including stocks, bonds, mutual funds, exchange traded funds and options.

A discussion regarding the basis for the most recent approval by the Board of Trustees of the Sub-Advisory Agreement by and among the Trust, the Adviser and Team is available in the Fund’s semi-annual report for the period ended February 28, 2017.

Portfolio Managers. Investment decisions of the Fund are made by Team’s portfolio management team whose members are responsible for all aspects of the day-to-day management of the Fund. Team has managed the Fund since its inception. The members of the portfolio management team, Jody Team and Scott Haynes, have been part of the equity investment process since they joined Team in 2005, 2010 and 2010, respectively.

Jody Team, CFP®. Mr. Team received a BBA in Finance from Abilene Christian University in May of 2001. Mr. Team earned the Certified Financial PlannerTM marks in June of 2004 after passing the CFP Board exam and meeting the education, experience and ethics requirements set forth by the CFP Board.

Mr. Team established J. Team Financial, Inc. d/b/a Team Financial Strategies in May of 2005 and has operated Team Financial Strategies since its inception. He is the President of the company and is the Chair of the firm’s investment team. At Team, Mr. Team advises on individual client asset allocations as well as multiple models that are implemented with clients of the firm. Mr. Team serves as the lead portfolio manager of the Fund.

Scott Haynes, CFP®. Mr. Haynes received a BBA in Management/Marketing from Abilene Christian University in May of 2001. Mr. Haynes earned the Certified Financial PlannerTM marks in May of 2013 after passing the CFP Board exam and meeting the education, experience and ethics requirements set forth by the CFP Board.

Mr. Haynes has worked as a financial advisor since 2001. From 2001-2010, Mr. Haynes worked for Edward Jones advising individuals on their investment portfolios. Mr. Haynes started his financial planning and investment advisor career with Team Financial Strategies in May of 2010. Mr. Haynes is a Senior Advisor at Team and a member of the firm’s investment team. Mr. Haynes advises clients on individual client asset allocations and is a contributor to the construction of the firm’s allocation models.

The Fund’s Statement of Additional Information contains further details about the portfolio managers’ compensation, other accounts they manage, and their ownership of Fund shares.

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Shareholders should read this Supplement in conjunction with the Prospectus, as well as the Fund’s Statement of Additional Information, each as supplemented from time to time.  These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Mutual Shareholder Services at (888) 263-5593.

Investors should retain this supplement for future reference.

MONTEAGLE FUNDS

on behalf of its separate series

THE TEXAS FUND

Supplement dated May 8, 2017

to the Statement of Additional Information dated December 21, 2016

____________________________________________________________________________

The information in this Supplement amends certain information contained in the currently effective Statement of Additional Information for the Fund dated December 21, 2016 and should be read in conjunction with such Statement of Additional Information.

1.

The Section entitled “Portfolio Managers – The Texas Fund”

Jody Team and Scott Haynes are responsible for making investment decisions for The Texas Fund. As of August 31, 2016, the portfolio managers were responsible for the management of the following other accounts in addition to the Fund:

PORTFOLIO MANAGER	NUMBER OF ACCOUNTS MANAGED	TOTAL ASSETS OF ACCOUNTS MANAGED	NUMBER OF MANAGED ACCOUNTS SUBJECT TO A PERFORMANCE FEE	TOTAL ASSETS OF MANAGED ACCOUNTS SUBJECT TO A PERFORMANCE FEE
Jody Team	Registered investment companies: 0	$0	0	$0
	Pooled investment vehicles: 0	$0	0	$0
	Other accounts: 73	$27.25 million	0	$0
Scott Haynes	Registered investment companies: 0	$0	0	$0
	Pooled investment vehicles: 0	$0	0	$0
	Other accounts: 62	$26.88 million	0	$0

2.

The Section entitled “Ownership of Fund Shares”

The dollar value of each Fund's shares owned by each Portfolio Manager as of August 31, 2016, is set forth below.

Portfolio Manager	Monteagle Fixed Income Fund	Monteagle Quality Growth Fund	Monteagle Value Fund	Monteagle Select Value Fund	Monteagle Informed Investor Growth Fund	The Texas Fund
Chad B. Hoes	N/A	N/A	N/A	None	N/A	N/A
Theron R. Holladay	N/A	N/A	N/A	None	N/A	N/A
Curt Rohrman	N/A	$50,001-$100,000	N/A	N/A	N/A	N/A
Robert J. Prorok	None	N/A	N/A	N/A	N/A	N/A
Vincent A. Russo	None	N/A	N/A	N/A	N/A	N/A
Craig D. Cairns	None	N/A	N/A	N/A	N/A	N/A
Russell L. Robinson	N/A	N/A	None	N/A	N/A	N/A
T.H. Fitzgerald, Jr	N/A	N/A	N/A	N/A	$100,001-$500,000	N/A
Jody Team	N/A	N/A	N/A	N/A	N/A	None
Scott Haynes	N/A	N/A	N/A	N/A	N/A	None

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Shareholders should read this Supplement in conjunction with the Prospectus, as well as the Fund’s Statement of Additional Information, each as supplemented from time to time.  These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Mutual Shareholder Services at (888) 263-5593.

Please retain this Supplement for future reference.